Income Tax	9 Months Ended
Sep. 30, 2023
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax
The effective tax rate for the periods presented has been established based on management’s best estimates, taking into account the tax treatment of permanent differences and tax credits.
For the nine-month period ended September 30, 2023, income tax amounted to a $11,587 thousand expense with respect to a profit before income tax of $60,483 thousand. In the nine-month period ended September 30, 2022, income tax amounted to a $12,975 thousand expense with respect to a profit before income tax of $14,780 thousand. The effective tax rate differs from the nominal tax rate mainly due to permanent tax differences in some jurisdictions.